Exhibit 10.6

CORPORATE ASSIGNMENT

WHEREAS, CLEAR SKIES SOLAR, INC., a Delaware corporation having its principal office at 200 Old Country Road, Suite 610, Mineola, New York 11501-4241 (hereinafter referred to as "Assignor"), is the owner of inventions pertaining to those as described in attached Schedule A (hereinafter referred to as lithe Patents and Patent Applications"); and

WHEREAS, CARBON 612 CORPORATION, a Delaware corporation, with its principal place of business at 200 Old Country Road, Suite 610, Mineola, New York 11501-4241 (hereinafter referred to as "Assignee"), wishes to acquire the entire right, title and interest in and to the invention, as well as to the Patents and Patent Applications and all other corresponding foreign patent rights;

NOW THEREFORE, for valuable and legally sufficient considerations, receipt of which are hereby acknowledged, the Assignor sells, assigns and transfers to Assignee, its successors and assigns, the entire right, title and interest for the United States in and to the invention and the Patents and Patent Applications for the full term of any Letters Patent which issues therefrom.

The Assignor also sells, assigns and transfers to Assignee the entire right, title and interest in and to the Patents and Patent Applications and application for Letters Patent and Letters Patent therefore in all countries foreign to the United States, including all rights under the International Convention. The Assignor further authorizes Assignee to apply for Letters Patent in foreign countries in the name of the inventors who have previously assigned this right and this invention to Assignor, and to claim the priority of the filing date of the Patents and Patent Applications under the provisions of the International Convention;

The Assignor further agrees, for itself and its legal representatives, it will assist or direct the inventors to assist Assignee in the prosecution before the United States Patent Office and the Federal Courts of this application, and other applications for Letters Patent including renewals, continuations, continuation-in-parts, divisions, reissues and substitutions, that the Assignee elects to make covering the invention. The Assignor vests in Assignee like exclusive title in and to all such other applications and Letters Patent. The Assignor will execute or direct the inventors to execute and deliver to Assignee any documents which may be requested by Assignee to carry out the terms of this Assignment; and

The Commissioner of Patents and Trademarks of the United States is authorized and requested to issue Letters Patent of the United States to Assignee. The Assignor also authorizes and requests the equivalent authorities in foreign countries to issue the patents of foreign countries to Assignee.

IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed by its duly authorized officer effective as of the 2nd day of November , 2009.

CLEAR SKIES SOLAR, INC.

	BY	/s/ Thomas Oliveri
	Name:	Thomas Oliveri
	Title:	President

Date: November 2, 2009		/s/ Arthur Goldberg
Witness Signature
Arthur Goldberg
Wittness Printed Name
200 Old Country Road
Witness Address
Suite 600
Minola, NY 11501-4241

0004264 & 0004711/2201

SCHEDULE A

Country	Application No./ Patent No.	Filing Date/ Issue Date	Inventor(s)	Title
US	12/384,528	April 6, 2009	Robert Dockweiler	Non-intrusive Electric Alternating Current Sensor
Canada	2573365	July 8, 2005	Ezra Green Robert Dockweiler William O'Connor	Remote Access Energy Meter System and Method
China	2005800231490	July 8, 2005	Ezra Green Robert Dockweiler William O'Connor	Remote Access Energy Meter System and Method
Europe	05772363.7	July 8, 2005	Ezra Green Robert Dockweiler William O'Connor	Remote Access Energy Meter System and Method
Hong Kong	08101279.2	July 8, 2005	Ezra Green Robert Dockweiler William O'Connor	Remote Access Energy Meter System and Method
US	60/586993	July 9, 2004	Ezra Green Robert Dockweiler William O'Connor	Remote Access Energy Meter System and Method
US	7,336,201	February 26, 2008	Ezra Green Robert Dockweiler William O'Connor	Remote Access Energy Meter System and Method
US	12/070,925	February 22, 2008	Ezra Green Robert Dockweiler William O'Connor	Remote Access Energy Meter System and Method
PCT	PCT/US05/24382	July 8, 2005	Ezra Green Robert Dockweiler William O'Connor	Remote Access Energy Meter System and Method

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